UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2020

PINE ISLAND ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39707	85-2640308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2455 E. Sunrise Blvd. Suite 1205 Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 526-4865

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	PIPP.U	New York Stock Exchange LLC
Shares of Class A common stock included as part of the units	PIPP	New York Stock Exchange LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PIPP WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K of Pine Island Acquisition Corp. (the “Company”), on November 19, 2020, the Company consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “ Class A Common Stock ”), and one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company had granted the underwriters for the IPO (the “Underwriters”) a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments, if any (“Option Units”). On November 24, 2020, the Underwriters exercised the option in part and purchased an aggregate of 1,838,800 Option Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $18,388,000.

As previously reported on a Current Report on Form 8-K of the Company, on November 19, 2020, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 4,000,000 warrants (the “Private Placement Warrants”) to Pine Island Sponsor LLC (the “Sponsor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000. On November 24, 2020, in connection with the sale of Option Units, the Company consummated a private sale of an additional 245,173 Private Placement Warrants to the Sponsor, generating gross proceeds of $367,760.

A total of $218,388,000 (or $10.00 per Unit) comprised of the proceeds from the IPO (including the Option Units) and the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 19, 2020 reflecting receipt of the net proceeds from the IPO and the Private Placement on November 19, 2020, but not the proceeds from the sale of the Option Units nor the Private Placement on November 24, 2020, had been prepared by the Company and previously filed on a Current Report on Form 8-K on November 25, 2020. The Company’s unaudited pro forma balance sheet as of November 24, 2020, reflecting receipt of the proceeds from the sale of the Option Units and the Private Placement on the same day is included as Exhibit 99.1 to this Current Report on Form 8-K.

On November 24, 2020, the Company issued a press release announcing the consummation of the sale of the Option Units, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Pro Forma Balance Sheet

99.2	Press Release, dated November 24, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2020

PINE ISLAND ACQUISITION CORP

By:	/s/ Philip A. Cooper
Name:	Philip A. Cooper
Title:	Chief Executive Officer and President